UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: June 26, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________	______________________________
Signature of Debtor	Date

_______________________________________	______________________________
Signature of Joint Debtor	Date

/s/ Eric J. Sattler	7/28/10
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: June 26, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW) Reporting Period: June 26, 2010

In re: The Penn Traffic Company, et al
Debtors

5/30 - 6/26 Total Cash Flow
($ in thousands)					5/30 - 6/26	Cumulative
	6-5-10	6-12-10	6-19-10	6-26-10	Total	to Date

Cash Receipts:

Store Cash	$-	$-	$-	$-	$-	$351
Sales Receipts	-	-	-	-	-	94,177
A/R Vendors	16	143	28	360	547	20,650
Sale Proceeds	-	-	-	-	-	86,501
Topco Dividend	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	(1,585)
Utility Deposits	446	485	-	100	1,030	(996)
Other Receivables	-	-	-	-	-	101
Miscellaneous	-	-	-	-	-	20,299
Return of GE/Kimco Escrow Funds	-	-	-	300	300	600
Disputed Amounts/Litigation	-	-	-	-	-	-
LC Collateral and Fees	-	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-
Pharmacy	36	52	4	33	124	41,912
Funds Transferred Cure Cost Escrow	-	135	-	-	135	(1,087)
Funds Transferred Closing Issues Escrow	-	-	-	-	-	(12,500)
Funds Transferred Prof Carve Out Escrow	-	-	-	-	-	(2,279)
Total Receipts	498	815	31	793	2,137	246,144

Cash Disbursements:

Employee Expenses:
Store Payroll, Taxes & Benefits	-	-	-	-	-	27,664
Corporate Payroll	34	34	32	33	132	4,190
Corporate Taxes and Benefits	12	12	11	11	46	2,073
Retention	-	-	-	-	-	-
Total Payroll, Taxes & Benefits	46	45	43	44	178	33,928

Operating Expenses:
Rent/Mortgage	-	-	-	-	-	3,443
Utilities	-	-	-	-	-	3,656
Supplies	-	1	-	-	1	265
Accounts Payable	27	31	40	35	134	97,331
401K	-	-	-	-	-	-
Insurance Premiums	-	13	7	-	20	407
Medical Tail	14	63	53	3	133	441
Workmans Comp Claims	-	-	-	-	-	2,432
Information Technology	-	-	-	-	-	-
Taxes	-	-	-	-	-	44
Sales Tax	-	-	-	-	-	2,681
Travel	-	-	6	-	6	6
Other	-	-	19	-	19	76,336
Miscellaneous	-	151	-	50	201	7,681
Contingency	-	-	-	-	-	-
Total Operating Expenses	42	258	125	88	513	194,724

Union:
Medical	-	-	-	-	-	5,449
Pension	-	-	-	-	-	1,161
Union Claims	-	-	-	-	-	48
Total Union Expenses	-	-	-	-	-	6,658

Bankruptcy Expenses:
Professional Fees	7	166	459	83	716	6,678
UST Fees	-	-	-	-	-	88
Claims Agent	2	-	158	14	174	1,157
Cure Costs	99	38	84	-	221	3,066
Administrative Claims/Other	-	-	-	-	-	-
Total Bankruptcy Expenses	109	204	701	97	1,111	10,989

Total Disbursements	196	508	869	229	1,802	246,298

Net Cash Flows	302	307	(838)	564	334	(155)

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: June 26, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid			Year-To-Date		Retainer Information
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Adjustment	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic			40,000.00			40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676	1/21/2010	91,343.67	31,230.08		131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00		131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926	1/21/2010	105,964.83	17,889.60		237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927	1/12/10	-	20,500.00		237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467A	1/25/2010	-	4,150.00		237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117	2/24/2010	243,243.15	32,927.42		480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367	1/17/2010	-	3,900.00		480,551.65	115,097.10
Donlin Recano	3/9/10 - 3/10/10	14,625.00	Penn Traffic	29190692	3/8/2010	-	14,625.00		480,551.65	129,722.10
Donlin Recano	2/1//10-2/28/10	97,135.82	Penn Traffic	29349310	3/19/2010	75,778.62	21,357.20		556,330.27	151,079.30
Donlin Recano	3/1/10-3/31/10	183,424.00	Penn Traffic	WIRE30154484	5/21/2010	169,244.03	14,179.97		725,574.30	165,259.27
Donlin Recano	4/1/10-4/31/10	131,894.83	Penn Traffic	WIRE30154484	5/21/2010	119,310.64	12,584.19		844,884.94	177,843.46
Donlin Recano	5/1/10 - 5/31/10	154,128.55	Penn Traffic	WIRE30459102	6/16/2010	141,705.54	12,423.01		986,590.48	190,266.47
Donlin Recano	5/27/2010	2,200.00	Penn Traffic	WIRE30476011	6/17/2010	-	2,200.00		986,590.48	192,466.47
Donlin Recano	6/14/2010	1,500.00	Penn Traffic	WIRE30476011	6/17/2010	-	1,500.00		986,590.48	193,966.47
Donlin Recano	6/16/10 - 6/28/10	14,000.00	Penn Traffic	WIRE30560637	6/23/2010	-	14,000.00		986,590.48	207,966.47

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic			60,000.00	6,590.09		60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298	2/10/2010	150,000.00	12,686.75		210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/1/10 - 1/31/10	155,760.20	Penn Traffic	262967	1/7/2010	150,000.00	5,760.20		360,000.00	25,037.04
Conway, Del Genio, Greis	2/1/10 - 2/28/10	163,245.66	Penn Traffic	28865298	2/2/2010	150,000.00	13,245.66		510,000.00	38,282.70
Conway, Del Genio, Greis	3/1/10 - 3/31/10	164,893.51	Penn Traffic	29274664	3/8/2010	150,000.00	14,893.51		660,000.00	53,176.21
Conway, Del Genio, Greis	4/1/10 - 4/30/10	165,450.35	Penn Traffic	29709119	4/16/2010	150,000.00	15,450.35		810,000.00	68,626.56
Conway, Del Genio, Greis	5/1/10 - 5/31/10	162,556.36	Penn Traffic	30133205	5/20/2010	150,000.00	12,556.36		960,000.00	81,182.92
Conway, Del Genio, Greis	6/1/10 - 6/30/10	152,313.62	Penn Traffic	WIRE30359562	6/8/2010	140,000.00	12,313.62		1,100,000.00	93,496.54

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495	11/17/2009	49,203.20	874.72		49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754	2/17/2010	76,684.60	1,601.48		125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	29363535	3/22/2010	59,992.20	2,822.36		185,880.00	5,298.56
Fulbright & Jaworski	2/1/10 - 2/28/10	38,335.78	Penn Traffic	29616130	4/9/2010	28,893.20	2,219.28		214,773.20	7,517.84
Fulbright & Jaworski	11/18/09 - 2/28/10	NA	Penn Traffic	30154540	5/21/2010	53,693.30	-	(3,000.00)	265,466.50	7,517.84
Fulbright & Jaworski	3/1/10 - 3/31/10	57,770.15	Penn Traffic	30015725	5/11/2010	45,734.60	601.90		311,201.10	8,119.74
Fulbright & Jaworski	4/1/10 - 4/30/10	37,489.93	Penn Traffic	WIRE30459125	6/16/2010	28,967.20	1,280.93		340,168.30	9,400.67

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915	2/25/2010	276,294.00	3,041.22		276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581	3/22/2010	237,465.60	9,433.83		513,759.60	12,475.05
Otterbourg, Steindler, Houston	2/1/10 - 2/28/10	88,178.00	Penn Traffic	29779154	4/22/2010	68,374.00	2,710.50		582,133.60	15,185.55
Otterbourg, Steindler, Houston	12/2/09 - 2/28/09	NA	Penn Traffic	30154627	5/21/2010	145,533.40	-	(5,992.00)	721,675.00	15,185.55	Fee Examiner and Unbilled
Otterbourg, Steindler, Houston	3/1/10 - 3/31/10	85,369.41	Penn Traffic	31033296	5/20/2010	67,205.60	1,362.41		788,880.60	16,547.96
Otterbourg, Steindler, Houston	4/1/10 - 4/30/10	147,248.75	Penn Traffic	WIRE30459164	6/16/2010	116,210.80	1,985.25		905,091.40	18,533.21

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic			224,657.20	5,247.30		224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366	4/1/2010	492,994.40	7,452.12		717,651.60	12,699.42	Partially Paid with Retainer
Haynes and Boone	1/1/10 - 1/31/10	858,782.53	Penn Traffic	29965870	5/6/2010	677,477.60	11,935.53		1,395,129.20	24,634.95
Haynes and Boone	2/1/10 - 2/28/10	428,310.48	Penn Traffic	29982484	5/7/2010	331,599.40	13,811.23		1,726,728.60	38,446.18
Haynes and Boone	11/18/09 - 2/28/10	NA	Penn Traffic	30154572	5/21/2010	431,682.15	-	(31,691.25)	2,126,719.50	38,446.18
Haynes and Boone	3/1/10 - 3/31/10	387,058.30	Penn Traffic	WIRE30459145	6/16/2010	304,031.00	7,019.55		2,430,750.50	45,465.73

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic			37,213.60	12,352.13		37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065	3/24/2010	92,043.60	4,743.61		129,257.20	17,095.74	Partially Paid with Retainer
Morris, Nichols, Arsht & Tunnell	1/1/10 - 1/31/10	119,628.87	Penn Traffic	29689519	4/16/2010	89,082.40	8,275.87		218,339.60	25,371.61
Morris, Nichols, Arsht & Tunnell	2/1/10 - 2/28/10	64,693.86	Penn Traffic	29779098	4/22/2010	50,589.60	1,456.86		268,929.20	26,828.47
Morris, Nichols, Arsht & Tunnell	11/18/09 - 2/28/10	NA	Penn Traffic	30154600	5/21/2010	67,232.30	-	(2,250.00)	336,161.50	26,828.47

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150	3/24/2010	78,304.40	1,434.25		78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150	3/24/2010	59,384.00	1,969.69		137,688.40	3,403.94
Stevens & Lee	2/1/10 - 2/28/10	29,112.30	Penn Traffic	29779179	4/22/2010	22,411.20	1,098.30		160,099.60	4,502.24
Stevens & Lee	12/2/09 - 2/28/10	NA	Penn Traffic	30154653	5/21/2010	40,024.90	-	(2,500.00)	200,124.50	4,502.24
Stevens & Lee	3/1/10 - 3/31/10	18,628.45	Penn Traffic	30133608	5/20/2010	13,923.20	1,224.45		214,047.70	5,726.69
Stevens & Lee	4/1/10 - 4/30/10	13,613.65	Penn Traffic	WIRE30544194	6/22/2010	10,166.40	905.65		224,214.10	6,632.34

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307	4/1/2010	146,471.20	832.14		146,471.20	832.14
FTI Consulting	1/1/10 - 1/31/10	73,330.49	Penn Traffic	WIRE30544285	6/22/2010	57,936.40	909.99		204,407.60	1,742.13
FTI Consulting	2/1/10 - 2/28/10	16,014.18	Penn Traffic	WIRE30544285	6/22/2010	12,777.60	42.18		217,185.20	1,784.31

Total		7,191,808.47				6,580,844.73	410,107.74	(45,433.25)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: June 26, 2010

MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$25	$-	$-		$-		$25

Cost and Operating Expenses
Cost of sales	(2)	-					(2)
Selling and administrative expenses	4,645	156				-	4,801
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(4,618)	(156)	-	-	-	-	(4,774)

Interest expense	124	-	-	-	-	-	124
Reorganization expense	1,039	-	-	-	-	-	1,039

(Loss) Income from continuing operations before taxes	(5,781)	(156)	-	-	-	-	(5,937)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(5,781)	(156)	-	-	-	-	(5,937)

(Loss) income from discontinued operations, net of tax	-	-	-	-		-	-

(Loss) Income before extraordinary item	(5,781)	(156)	-	-	-	-	(5,937)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(5,781)	$(156)	$-	$-	$-	$-	$(5,937)

(1)   The following legal entities: Big M Supermarkets, Inc., PT Fayetteville/Utica, LLC, P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of May 30, 2010 through June 26, 2010 for these entities.

(2) SGA Expenses include some gains on sale of assets

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: June 26, 2010

MOR 3
Consolidated Balance Sheet
As of June 26, 2010
Unaudited (In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	27,699	-	-	-	-	-	-	27,699
Accounts and notes receivables	11,116	-	-	132	-	-	-	11,248
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	692	-	-	-	-	-	-	692
Assets Held for Sale	-	-	-	-	-	-	-	-
	39,507	-	-	132	-	-	-	39,639

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	45,572	-	-	-	-	-	-	45,572
	85,079	-	-	132	-	-	-	85,211

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	558	-	-	-	-	-	-	558
Other current liabilities	7,237	-	-	-	-	-	-	7,237
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	7,795	-	-	-	-	-	-	7,795

Intercompany payables	(1,670)	-	-	-	-	-	-	(1,670)

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	11,774	-	-	-	-	-	-	11,774

Total Liabilities Subject to Compromise	77,763	-	-	-	2,609	-	-	80,372

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(138,576)	-	(20)	131	(2,659)	(1)	-	(141,125)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	(10,584)	-	-	132	(2,609)	-	-	(13,061)
	85,078	-	-	132	-	-	-	85,210

(1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: June 26, 2010

MOR 4
Status of Post Petition Taxes

		05/29/10					06/26/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	Federal
242300	Withholding	(29,565)	6,944	32,027	06/03/10	274055400416198	9,406
					06/15/10	274056600350864

242001	FICA -Employee	(8,560)	716	8,659	06/03/10	274055400416198	816
					06/03/10	274056600350864

242000	FICA -Employer	(8,770)	717	8,659	06/03/10	274055400416198	606
					06/03/10	274056600350864

	Totals	(46,895)	8,377	49,345			10,828

242100	Unemployment	(5,409)					(5,409)

	Income
	Other
	Total Federal Taxes	(52,304)	8,377	49,345			5,419

	State
242452	Withholding- PA	(411)	-	4	06/03/10	1300028382037	(407)

242456	Withholding- VT	664	-	-			664

242450	Withholding- NY	(2,382)	2,040	415	6/3/2010	NY10WT002043546	73

	Total State Withholding	(2,129)	2,040	419			330

	Local Taxes
242552	Local -EIT	(4,695)	(1)	-			(4,696)
242900	Local -LST	(690)	-	-			(690)
	Total Local Taxes	(5,385)	(1)	-			(5,386)

	Sales
242650+ 242750	Sales - NY	(76)	(47)	-			(123)
242652 + 242752	Sales - PA	-	-	-			-
242651	Sales - OH	-	-	-			-
242656 + 242756	Sales - VT	-	-	-			-
	Total Sales Tax	(76)	(47)	-			(123)

	Excise
242250	Unemployment - NY	(7,090)	5	-			(7,085)

242252	Unemployment - PA	(21,995)	-	-			(21,995)

242256	Unemployment - VT	(1,152)	-	-			(1,152)
242257	Unemployment - NH	851	-	-			851
243100	Real property	-	-	-			-
243500	Tobacco	-	-	-			-
	Total Excise	(29,386)	5	-			(29,381)

	Other
242856	Meals and Room - VT	-	-	-			-

242857	Meals and Room - NH	-	-	-			-
243200	Mercantile Tax	-	-	-			-
	Total Other	-	-	-			-

	Total Taxes	(89,280)	10,374	49,764			(29,141)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: June 26, 2010

MOR 4b

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	557,798					557,798
Wages Payable	30,641					30,641
Taxes Payable	29,141					29,141
Rent/Leases-Building					66,980	66,980
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	3,395,362					3,395,362
Amounts Due to Insiders						0
Other Accrued Liabilities	511,511					511,511
Other:__________________________						0
Total Postpetition Debts	4,524,453	0	0	0	66,980	4,591,433

In re The Penn Traffic Company	Case N09-14078 (PJW)
Debtors	Reporting Per June 26, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$16,195,394
+ Amounts billed during the period (Aged)	$87,079
- Amounts collected during the period (Aged)	$1,123,381
- Amounts collected during the period (Not Aged)
+ Amounts billed during the period (Not Aged)	$(4,042,756)
Total Accounts Receivable at the end of the reporting period	$11,116,336

Accounts Receivable Aging	Amount
0 - 30 days old	$25,070
31 - 90 days old	$1,061,333
91 - 180 days old	$1,851,364
181 - 365 days old	$1,511,283
365 + days old	$(46,170)
Subtotal Aged Accounts Receivable	$4,402,879
Accounts Receivable Not Aged	$12,168,450
Total Accounts Receivable	$16,571,330
-Amount considered uncollectible (Bad Debt)	$5,454,994
Accounts Receivable (Net)	$11,116,336

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re Pennway Express, Inc.	Case N09-14080 (PJW)
Debtors	Reporting Per June 26, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$175,564
+ Amounts billed during the period	$(49,206)
- Amounts collected during the period	$(5,817)
Total Accounts Receivable at the end of the reporting period	$132,175

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$-
91 - 180 days old	$39,672
181 - 365 days old	$73,900
365 + days old	$18,603
Subtotal Aged Accounts Receivable	$132,175
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$132,175
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$132,175

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al	Case No.	09-14078 (PJW)
Debtors	Reporting Period:	June 26, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Eric J. Sattler, certify that:

I am the Vice President of Finance and Interim Chief Financial Officer of The Penn Traffic
Company and Vice President of each of its affiliated Debtors.

All of the Company's bank reconciliations have been balanced for the period ending
June 26, 2010. A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Eric J. Sattler	7/28/10
Eric J. Sattler	Date
VP of Finance and Interim CFO

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	6-26-10
1	First Commonwealth Bank	4983	-	*
2	Bank of America Business Capital	2194	1,990,845
3	Bank of America Business Capital	3549	-	*
4	Bank of America Business Capital	2204	54,338
5	Bank of America Business Capital	5976	-
6	Banc of America Securities LLC	4712	-	*
7	Bank of America Business Capital	6956	(6,318)
8	HSBC Bank USA, National Association	3033	-
9	Bank of America Business Capital	2069	24,541
10	Bank of America Business Capital	3549	-	*
11	HSBC Bank USA, National Association	9521	18,853
12	Bank of America Business Capital	2069	(18,254)
13	HSBC Bank USA, National Association	7256	69,460
14	HSBC Bank USA, National Association	4225	(21,563)
15	HSBC Bank USA, National Association	4439	5,451
16	Bank of America Business Capital	2084	403
17	Fifth Third Bank	4602	(421)	*
18	Fifth Third Bank	4651	-	*
19	Lake Region Bank	5136	4,545
20	Lake Region Bank	5224	-	*
21	Lake Region Bank	5312	-	*
22	Lake Region Bank	5558	-	*
23	HSBC Bank USA, National Association	0463	(78,696)
24	HSBC Bank USA, National Association	0974	-	*
25	HSBC Bank USA, National Association	7312	-	*
26	First Citizens Bank	1002	-	*
27	NBT Bank	2424	-	*
28	Peoples State Bank	3200	-	*
29	Ameriserv Financial Bank	5230	-	*
30	RBS Citizens, National Association	5043	-	*
31	First Commonwealth Bank	2264	-	*
32	Hamlin Bank	0306	-	*
33	HSBC Bank USA, National Association	6050	-	*
34	M&T Bank	6855	-	*
35	Merchants Bank	1875	-	*
36	National City Bank/PNC Bank	8153	-	*
37	Northwest Savings Bank	3249	-	*
38	Northwest Savings Bank	3245	-	*
39	PNC Bank	8142	-	*
40	S&T Bank	6912	-	*
41	Bank of America Business Capital	8023	-	*
42	Bank of America Business Capital	2852	-	*
43	Bank of America Business Capital	2865	-	*
44	Bank of America Business Capital	2878	-	*
45	Bank of America Business Capital	7938	-	*
46	Bank of America Business Capital	1347	25,655,321
	Total		$ 27,698,505

* Bank Account has been closed

The Penn Traffic Co.
Taxes Paid Through 06/26/2010

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75
Taxes Paid through December 28		3,022,437.39
Taxes Paid through January 30		5,047,570.34
Taxes Paid through February 27		3,017,188.94
Taxes Paid through March 27		1,462,243.69
Taxes Paid through May 1		1,764,707.42
Taxes Paid through May 29		484,384.27

Penn Traffic Co.	Fed-SS-MED	3,405.38	06/02/10
Penn Traffic Co.	PA W/H	3.85	06/02/10
Penn Traffic Co.	NY Withholding	415.15	06/02/10
Commander Foods Inc	Fed-SS-MED	45,939.70	06/15/10

Taxes Paid through June 26		49,764.08

Total Taxes Paid		16,529,843.88